UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2017

US ALLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

KANSAS		26-4824142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 SW Gage Center Drive

Topeka, Kansas 66604

(Address of principal executive offices) (Zip Code)

(785) 228-0200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.1b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act. [ ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 1, 2017, US Alliance Corporation, a Kansas corporation (“USAC” or the “Company”) completed its previously announced acquisition of Northern Plains Capital Corporation, a North Dakota corporation (“NPCC”), in accordance with the terms of an Agreement and Plan of Merger dated May 23, 2017 (as amended, the “Merger Agreement”) among the Company, NPCC, and Alliance Merger Sub, Inc., a Kansas corporation and wholly owned subsidiary of the Company (“ANDC”). Subject to the terms and conditions of the Merger Agreement, NPCC was merged with and into ANDC, with ANDC as the surviving corporation. As consideration for the Merger, each share of outstanding NPCC common stock was converted to 0.5841 shares of USAC common stock. The total Merger consideration was approximately 1,644,361shares of USAC common voting stock.

Also on August 1, 2017 but following the effective time of Merger, the Company subsequently merged ANDC with and into itself, with the Company as the surviving corporation (the “Subsequent Merger”). As a result of the completion of the Merger and the Subsequent Merger, the Company acquired all of the outstanding shares of Dakota Capital Life Insurance Company, formerly a wholly-owned subsidiary of NPCC, which it intends to contribute to US Alliance Life and Security Company, another wholly-owned subsidiary of the Company.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s registration statement on Form S-4, filed with the U.S. Securities and Exchange Commission on June 1, 2017, and is incorporated herein by reference.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

2.1

Plan and Agreement of Merger dated May 23, 2017 among North Plains Capital Corporation, US Alliance Corporation and Acquisition Merger Sub, Inc., filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4 filed on June 1, 2017 (File No. 333-218389), is incorporated herein by reference as Exhibit 2.1.

2.2

Amendment No 1 to Plan and Agreement of Merger dated May 23, 2017 among North Plains Capital Corporation, US Alliance Corporation and Acquisition Merger Sub, Inc., filed as Exhibit 2.2 to the Company’s Registration Statement on Form S-4 filed on June 1, 2017 (File No. 333-218389), is incorporated herein by reference as Exhibit 2.2.

99.1	Press Release dated August 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ALLIANCE CORPORATION

Date: August 1, 2017	By:	/s/ Jack H. Brier
Jack H. Brier
President and Chairman